                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             PolyMedica Corporation
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                             POLYMEDICA CORPORATION
                                11 STATE STREET
                          WOBURN, MASSACHUSETTS 01801

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 28, 2000

To the Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of PolyMedica Corporation (the "Company"), a Massachusetts corporation, will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on Tuesday, November 28, 2000, at 9:00 a.m., local time, to consider and act upon the following matter:

          To approve an Amendment to the Articles of Organization increasing the number of authorized shares of Common Stock from 20,000,000 to 50,000,000.

     Stockholders of record at the close of business on October 2, 2000 are entitled to notice of, and to vote at, the Meeting, and any adjournment thereof. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Eric G. Walters

                                          ERIC G. WALTERS, CLERK

Woburn, Massachusetts
October 14, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             POLYMEDICA CORPORATION
                                11 STATE STREET
                          WOBURN, MASSACHUSETTS 01801

                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 28, 2000

     The enclosed proxy is solicited by the Board of Directors of PolyMedica Corporation (the "Company" or "PolyMedica"), a Massachusetts corporation, for use at the Special Meeting of Stockholders (the "Meeting") to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on Tuesday, November 28, 2000, at 9:00 a.m., local time, and at any adjournment or adjournments of that meeting.

     All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matter set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Clerk of the Company, or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT AND THE ENCLOSED PROXY ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT OCTOBER 14, 2000.

QUORUM AND VOTE REQUIREMENT

     On October 2, 2000, the record date for the determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 13,184,609 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on the matter to be voted upon at the Meeting.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to the matter presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of at least two-thirds (66 2/3%) of the shares of Common Stock entitled to vote on the matter is required to approve the proposal to amend the Articles of Organization.

     Shares which abstain from voting and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposed amendment to the Company's Articles of Organization, will not be counted as votes in favor of such proposal and will also not be counted as votes cast or shares voting on such proposal. However, because these shares are considered outstanding shares, abstentions and "broker non-votes" will have the same effect as a vote against the proposed amendment to the Company's Articles of Organization.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of August 31, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) the directors of the Company; (iii) the Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers on August 31, 2000; and (iv) all directors and executive officers of the Company as a group.

     The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after August 31, 2000 through the exercise of stock options, and any reference in the footnotes to this table to shares subject to stock options refers only to stock options that are so exercisable. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares which that person or entity has the right to acquire within 60 days after August 31, 2000, are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                                 NUMBER        PERCENTAGE
                                                               OF SHARES       OF SHARES
                                                              BENEFICIALLY    BENEFICIALLY
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)         OWNED
            ------------------------------------              ------------    ------------
Safeco Corporation(2).......................................   1,215,300           9.2%
  Safeco Plaza
  Seattle, WA 98185
Steven J. Lee(3)............................................     551,877           4.1%
Arthur A. Siciliano, Ph.D.(4)...............................     326,980           2.5%
Eric G. Walters(5)..........................................     196,992           1.5%
Thomas S. Soltys(6).........................................     146,925           1.1%
W. Keith Trowbridge(7)......................................      35,269             *
Daniel S. Bernstein, M.D.(8)................................      49,159             *
Marcia J. Hooper(9).........................................      48,788             *
Frank W. LoGerfo, M.D.(10)..................................      22,500             *
Peter K. Hoffman(11)........................................      17,260             *
All directors and executive officers as a group (9
  persons)(12)..............................................   1,395,750          10.0%

---------------
  *  Represents holdings of less than one percent.

 (1) The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to the information contained in the footnotes to this table. Amounts shown include shares issuable pursuant to the exercise of options exercisable within 60 days after August 31, 2000.

 (2) Based upon a Schedule 13G filed by Safeco Corporation ("Safeco") filed on August 8, 2000 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder. Safeco disclaims any beneficial ownership of the shares reported. The reported shares are owned beneficially by registered investment companies for which a subsidiary of Safeco serves as advisor.

 (3) Includes 209,329 shares held by a family trust for which Mr. Lee, his spouse and family are beneficiaries and 342,548 shares issuable upon exercise of outstanding stock options held by Mr. Lee that are exercisable within 60 days after August 31, 2000.

 (4) Includes 118,341 shares issuable upon exercise of outstanding stock options held by Dr. Siciliano that are exercisable within 60 days after August 31, 2000.

 (5) Includes 113,115 shares issuable upon exercise of outstanding stock options held by Mr. Walters that are exercisable within 60 days after August 31, 2000.

 (6) Includes 32,625 shares issuable upon exercise of outstanding stock options held by Mr. Soltys that are exercisable within 60 days after August 31, 2000.

 (7) Includes 35,207 shares issuable upon exercise of outstanding stock options held by Mr. Trowbridge that are exercisable within 60 days after August 31, 2000.

 (8) Includes 41,422 shares issuable upon exercise of outstanding stock options held by Dr. Bernstein that are exercisable within 60 days after August 31, 2000, and 4,620 shares held by Dr. Bernstein in an IRA account.

 (9) Includes 48,000 shares issuable upon exercise of outstanding stock options held by Ms. Hooper that are exercisable within 60 days after August 31, 2000.

(10) Includes 22,500 shares issuable upon exercise of outstanding stock options held by Dr. LoGerfo that are exercisable within 60 days after August 31, 2000.

(11) Includes 17,260 shares issuable upon exercise of outstanding stock options held by Mr. Hoffman that are exercisable within 60 days after August 31, 2000.

(12) Includes 771,018 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days after August 31, 2000.

                                    PROPOSAL

                           AUTHORIZATION TO INCREASE
                          THE AUTHORIZED COMMON STOCK

     The Board of Directors proposes to amend the Articles of Organization to increase the authorized number of shares of Common Stock by an additional 30,000,000 shares of Common Stock to 50,000,000 shares of Common Stock. The Board of Directors believes approval of this amendment is in the best interest of the Company and its stockholders.

     Common Stock. The authorization of additional shares of Common Stock will enable the Company to meet its obligations under the various employee benefit plans, employment arrangements and outstanding options and to issue options, awards and warrants in the future. The increase in authorized shares of Common Stock could also be used for cash, securities or other property, allowing the Company to take advantage of favorable market conditions by allowing for flexibility and to attract or retain personnel or business opportunities. In addition, the proposed amendment will give the Board of Directors flexibility to authorize the issuance of shares of Common Stock in the future for financing the Company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

     The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the Company. The holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. The Company never has paid cash dividends on its shares of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

     Anti-takeover Effects. While the proposed amendment is not designed to deter or prevent a change in control, the overall effect of an issuance of additional shares of Common stock may render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and may thereby protect the continuity of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in authorized Common Stock as an anti-takeover measure. The proposed amendment is being sought to augment liquidity and to enhance corporate flexibility generally.

     Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock without further approval of the stockholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock, the Company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of outstanding options and warrants or in connection with options and other stock-based awards which may be issued under the Company's 2000 Stock Incentive Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

     The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing stockholders. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided that allow the Company to pursue its business plans, the market price may increase.

     The affirmative vote of two-thirds (66 2/3%) of the outstanding shares of Common Stock is required to approve the amendment to the Articles of Organization.

     If the proposal to amend the Articles of Organization is approved, the fourth article of the Articles of Organization will be amended promptly after the meeting to increase the number of shares of Common Stock the Company is authorized to issue to 50,000,000.

BOARD RECOMMENDATION

     ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF ORGANIZATION TO INCREASE THE AUTHORIZED COMMON STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Woburn, Massachusetts not later than April 8, 2001 for inclusion in the proxy statement for that meeting.

     In order to be considered timely for purposes of Rule 14a-4, unless the date for the 2001 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2000 Annual Meeting of Stockholders, any written notice of a shareholder proposal must be received by the Company a reasonable time prior to mailing of the proxy materials for the 2001 Annual Meeting of Stockholders. Written notice of shareholder proposals submitted outside the processes of Rule 14a-8 for consideration at the 2001 Annual Meeting of Stockholders must be received by the Company at least 45 days prior to the first anniversary of the mailing of this year's proxy material. The persons designated in the Company's proxy statement shall be granted discretionary authority with respect to any shareholder proposals of which the Company does not receive timely notice.

                                          By Order of the Board of Directors,

                                          /s/ Eric G. Walters

                                          ERIC G. WALTERS, CLERK

October 4, 2000

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                  DETACH HERE

                                     PROXY
                             POLYMEDICA CORPORATION

              SPECIAL MEETING OF STOCKHOLDERS - NOVEMBER 28, 2000

The undersigned, having received notice of the meeting and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Steven J. Lee, Arthur A. Siciliano and John K.P. Stone, III, and each of them (with full power of substitution), as proxies of the undersigned to attend the Special Meeting of Stockholders of PolyMedica Corporation (the "Company") to be held on November 28, 2000 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
  SIDE                                                                  SIDE

                                  DETACH HERE


     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

1. To approve an Amendment to the Articles of Organization to increase the number of authorized shares of Common Stock by an additional 30,000,000 shares of Common Stock to 50,000,000 shares of Common Stock.


    FOR                      AGAINST                   ABSTAIN

    [ ]                        [ ]                       [ ]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name, by authorized person.


Signature:                                         Date:
          -------------------------------------          -------------------

Signature:                                         Date:
          -------------------------------------          -------------------